UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2005

HOVNANIAN ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8551	22-1851059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Highway 35, P.O. Box 500 Red Bank, New Jersey 07701
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                                 Other Events

                On June 10, 2005, Hovnanian Enterprises, Inc., a Delaware corporation (the "Company") filed a Registration Statement on Form S-3, File No. 333-125738 and, on June 24, 2005, June 27, 2005 and June 28, 2005, the Company filed amendments thereto (collectively, the "Registration Statement"), with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933 as amended, of up to an aggregate of $500,000,000 in securities of the Company. On June 28, 2005, the Commission declared the Registration Statement effective.

On June 30, 2005, the Company entered into an Underwriting Agreement, dated June 30, 2005 (the “Underwriting Agreement”), with Credit Suisse First Boston LLC, UBS Securities LLC and Wachovia Capital Markets, LLC, as representatives of the other several underwriters named therein (collectively, the “Underwriters”), with respect to the offer and sale by the Company and the purchase by the Underwriters, of 5,000,000 depositary shares each representing 1/1000th of a share of the Company’s 7.625% Series A Preferred Stock (liquidation preference $25.00 per depositary share), with an option to purchase 750,000 additional depositary shares to cover over-allotments, if any (the “Offering”). On July 1, 2005, the Company filed with the Commission a supplement, dated June 30, 2005 (the “Prospectus Supplement”) to the Prospectus, dated June 28, 2005, relating to the Offering.

On July 1, 2005, the Underwriters exercised the option granted to them under the Underwriting Agreement to purchase an additional 600,000 depositary shares.

The Underwriting Agreement is attached as Exhibit 1.6 hereto. The opinion of Simpson Thacher & Bartlett LLP is attached as Exhibit 5.3 hereto.

Item 9.01.                                              Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 1.6

Underwriting Agreement, dated June 30, 2005 among Hovnanian Enterprises, Inc. and Credit Suisse First Boston LLC, UBS Securities LLC, and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein.

Exhibit 5.3	Opinion of Simpson Thacher & Bartlett LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

	By:	/s/ Kevin Hake
		Name:	Kevin Hake
Date: July 1, 2005		Title:	Senior Vice President and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 1.6

Underwriting Agreement, dated June 30, 2005 among Hovnanian Enterprises, Inc. and Credit Suisse First Boston LLC, UBS Securities LLC, and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein.

Exhibit 5.3	Opinion of Simpson Thacher & Bartlett LLP.